Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes
14.	INCOME TAXES

The following reconciles the differences between income taxes computed at the federal income tax rate and the provision for income taxes:

	Year Ended December 31,
	2013	2014
Expected income tax benefit at the federal statutory rate	34.0%	34.0%
State taxes, net of federal benefit	1.5	3.7
Change in effective tax rate	0.0	1.3
Non-deductible items and other	(2.1)	0.4
Federal and state credits	2.0	1.2
Change in valuation allowance	(35.4)	(40.6)

Total	0.0%	0.0%

Deferred income taxes reflect the net effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The principal components of the Company’s net deferred tax assets consisted of the following at December 31, 2013 and 2014 (in thousands):

	December 31,
	2013	2014
Net operating loss carryforwards	$33,248	$46,024
Research and development tax credits	2,041	2,441
Reserves and accruals	2,728	724
Other	376	2,948

	38,393	52,137
Total deferred tax assets	(38,393)	(52,137)

Net deferred tax assets	$—	$—

The Company maintains a valuation allowance related to its deferred tax asset position when management believes it is more likely than not that the net deferred tax assets will not be realized in the future. The Company’s valuation allowance increased by $13.7 million during the year ended December 31, 2014.

At December 31, 2014, the Company had federal net operating loss carryforwards of $125.3 million, which begin to expire in the year ended December 31, 2024, and a tax benefit of $1.5 million related to state net operating loss carryforwards, which begin to expire in the year ending December 31, 2019. The Company had federal research and development tax credit carryforwards of $2.4 million at the year ended December 31, 2014. These credits expire at various dates through the year ending December 31, 2024.

Under the provisions of the Internal Revenue Code, or IRC, net operating loss and credit carryforwards and other tax attributes may be subject to limitation if there has been a significant change in ownership of the Company, as defined by the IRC. The Company believes it has experienced at least one ownership change in the past. The Company is currently analyzing the tax impact of such ownership change on its federal net operating loss and credit carryforwards. Future owner or equity shifts, including an IPO, could result in limitations on net operating loss and credit carryforwards.

Because of the net operating loss and credit carryforwards, all of the Company’s federal tax returns and state returns since the year ended December 31, 2004 remain subject to federal and California examination.

The Company accounts for uncertain tax positions using a “more-likely-than-not” threshold. The evaluation of uncertain tax positions is based on factors including, but not limited to, changes in tax law, the measurement of tax positions taken or expected to be taken in tax returns, the effective settlement of matters subject to audit, new audit activity and changes in facts or circumstances related to a tax position. The Company evaluates these tax positions on an annual basis. In addition, the Company also accrues for potential interest and penalties related to unrecognized tax benefits in income tax expense. At December 31, 2013 and 2014, the Company had no unrecognized tax benefits.